SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of earliest event report): July 9, 2001


                   AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


             Utah                         0-23356                87-0421089
    (State or incorporation)          (Commission File       (I.R.S. Employer
  other jurisdiction of Number)           Number)             Identification)

      907 West 5th Street                                          78703
           Suite 203                                             (Zip Code)
          Austin, TX
    (Address of principal
     executive offices)

                                 (512) 343-2620
               Registrant's telephone number, including area code

                              6015 Lohman Ford Road
                                    Suite 100
                              Lago Vista, TX  78703

          (Former name or former address, if changed from last report)

CAUTIONARY STATEMENT FOR PURPOSES OF "SAFE HARBOR PROVISIONS" OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

The Private Securities Litigation Reform Act of 1995 (the "Reform Act") provides a "safe harbor" for forward-looking statements to encourage companies to provide information about their companies, so long as those statements are identified as forward-looking and are accompanied by cautionary statements identifying important factors that would cause actual results to differ materially from those discussed in the statement. The Registrant desires to take advantage of the "safe harbor" provisions of the Reform Act. Except for the historical information contained herein, the matters discussed in this report are forward-looking statements, which involve risks and uncertainties. Although the Registrant believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Important factors that can cause actual results to differ materially from the Registrant's expectations are disclosed in conjunction with the forward-looking statements or elsewhere herein.

Item  1.  Change  of  Control  of  Registrant
---------------------------------------------

     Pursuant to an Agreement and Plan of Merger (the "Plan") dated June 29, 2001, by and between American Absorbents Natural Products, Inc. (the "Registrant"), Earful Acquisition Corp., a newly formed wholly owned subsidiary of the Registrant (the "Merger Sub") and Audiobooks of Texas, Inc., a Texas corporation d/b/a Earful of Books ("Earful"), as discussed in Item 2, the former shareholders of Earful now own approximately 76% of the issued and outstanding voting securities of the Registrant. Paul A. Rush, the Chairman of the Board of Directors, President, Chief Executive Officer, and the largest former shareholder of Earful became Chairman of the Board of Directors and Chief Executive Officer of the Registrant and now owns approximately 8.4% of the voting securities of the Registrant. Other former Directors of Earful that have become Directors of the Registrant now own the following percentage of voting securities of the Registrant: Ken Anderson (4.1%), Russell Grigsby (4.0%), Jim Peterson (5.5%), Goodhue Smith (4.3%), and Roy Terracina (6.5%). Robert Bitterli, Director and former CEO of the Registrant now owns (3.4%). Pursuant to the Plan, all of the Registrant's directors and officers other than Robert Bitterli have resigned and, pursuant to the Bylaws of the Registrant, Bitterli, as the sole remaining director, replaced the resigning directors and officers with the following persons:

     Paul A. Rush, Chairman of the Board of Directors, Chief Executive Officer and Director; Jeffrey L. Lindholm, President; Myron E. Sappington, Chief Financial Officer; Jay A. Ferguson, Vice President of Operations; Kenneth W. Anderson, Director; Russell A. Grigsby, Director; Jim L. Peterson, Director; Goodhue W. Smith, III, Director; Roy D. Terracina, Director; and Garrett Boone, Advisory Director.

     The former shareholders of Earful have obtained no loans or pledges for the purpose of acquiring control. Following the replacement of certain officers and directors of the Registrant in connection with the Plan, there are no arrangements or understandings among Earful and the Registrant or their affiliates with respect to the election of directors or other matters. There are no arrangements, known to the Registrant, including any pledge by any person of securities of the Registrant, the operation of which may at a subsequent date result in a change in control of the Registrant.

Item  2.  Acquisition  or  Disposition  of  Assets.
---------------------------------------------------

     AGREEMENT  AND  PLAN  OF  MERGER.  Effective  July  6, 2001, Merger Sub was
     --------------------------------
merged with and into Earful with Earful being the surviving corporation and the Registrant owning all of the outstanding securities of Earful (the "Merger"). The issued and outstanding common stock (except for treasury stock, shares owned by the Registrant, if any, and shares held by persons exercising statutory dissenter's rights pursuant to Texas law) and warrants of Earful were converted into the right to receive common stock and warrants of the Registrant. The Registrant has acquired all of the issued and outstanding shares of common stock and warrants of Earful in exchange for a total of 13,531,480 shares of the Registrant's common stock and warrants to purchase 147,747 shares of the Registrant's common stock (110,000 of which are held by Myron Sappington and

37,747 of which are held by Paul Rush). The sixty-nine (69) former shareholders of Earful now collectively own approximately 76% of the 17,804,579 issued and outstanding shares of the Registrant's common stock. In evaluating the Merger, the Registrant considered certain criteria, including the value of the assets of Earful, Earful's ability to compete in its markets and the current and anticipated business operations of Earful. The shareholders of Earful considered the value of common stock of the Registrant to be received in the Merger, the percentage of the Registrant's common stock to be owned by Earful shareholders following the Merger, and the Registrant's status as a reporting company and the listing of its common stock on the Over-the-Counter Bulletin Board.

     Because the business and operations of Earful will be the primary business and operations of the Registrant after the date of the Merger, management wishes to provide a discussion of this business, the inherent risks associated with this business and other material information in order to allow investors to adequately evaluate an investment in the Registrant's common stock in the future.

     THE  EARFUL  BUSINESS.  Earful  is based in Austin, Texas, and is a leading
     ----------------------
audiobook-only retailer in the United States. Earful, one of the pioneers in the audiobook retailing industry in the United States, was founded in 1992 and began its franchise operations in 1998. Earful currently offers audiobooks for sale or rent on both cassette and compact disc. Earful's customer base is made up of commuters, salespeople, exercisers, repetitive task job holders (such as postal workers and line workers) and students (particularly those suffering from Attention Deficit Disorder or dyslexia). At present, Earful is the largest (based upon revenue) and second largest (based upon number of stores open) audiobook-only retailer in the United States. In the retail marketplace, Earful competes for audiobook sales with large chain bookstores, such as Borders and Barnes & Noble. Earful also competes with independent video stores and Cracker Barrel restaurants for audiobook rentals. The Company's principal suppliers include Ingram Entertainment, Books on Tape, Recorded Books, Brilliance Audio, Blackstone Audio, and Ingram Book Company. The Company had 18 full time employees and 36 part-time employees as of June 28, 2001.

     Bricks  and Mortar Strategy.  Earful intends to become the leading retailer
     ---------------------------
of audiobooks through its "bricks and mortar" stores and internet operations, with the largest rental selection of any retailer in the country focusing on unabridged titles. Additionally, Earful will strive to complement the rental strategy with a commitment to stocking the finest audiobooks available for sale. Management believes that Earful's level of customer service will help build customer loyalty, repeat business and customer referrals. At present, each Earful store carries approximately 7,000 of the over 65,000 audiobook titles available for sale or rental. In contrast, Borders and Barnes & Noble normally carry between 500 and 1,000 titles for sale only. Earful carries one of the largest selections of audiobooks in the retail sector and specializes in offering unabridged audiobook selections.

     Earful was established in August 1992 and opened its first store on November 1, 1992 in Austin, Texas. Earful opened its second store in Dallas in July 1993 and a third store in Plano, Texas in March 1994. Earful entered into a license agreement in August 1995 for a store in Charlotte, North Carolina. The licensee entered into a license for a second store in July 1997. In 1996, Earful also entered into a license agreement for an Arlington, Texas store. All three license stores converted to franchise stores when Earful began its franchise operations in July 1998. In 1997, Earful acquired the assets of Booktronics of Houston, Texas, which operated a single store in Houston, Texas. The store has since been converted to Earful's format. In April 2001, Earful opened a store in San Antonio, Texas.

     Earful  also  has  franchise  stores  in  operation in the following areas:

     Arlington,  Texas

     Cincinnati,  Ohio

     Charlotte,  North  Carolina

     Cornelius,  North  Carolina

     Mission  Viejo,  California

     Portland,  Oregon

     Redmond,  Washington

     Roanoke,  Virginia

     Rockville,  Maryland

     Earful has executed franchise agreements for development of franchise stores in the following areas:

     Boca  Raton,  Florida

     Mountain  View,  California

     Tyson's  Corner,  Virginia

     Richmond,  Virginia

     Earful has Area Development Agreements with existing franchisees related to potential franchise development over a three to four year time period in the following areas:

     Charlottesville,  Virginia

     Gaithersburg,  Maryland

     Portland,  Oregon

     Richmond,  Virginia

     Seattle,  Washington

     West  Palm  Beach,  Florida

     Internet  Strategy.  Earful  has an opportunity to leverage its "bricks and
     ------------------
mortar" operation with an extensive Internet application. Earful's goal is to strengthen its physical presence by combining it with a strong Internet strategy and thereby developing brand recognition that spans the spectrum from leisure shopping pleasure to delivery-on-demand service.

     Earful is aggressively moving to outfit its store locations to take advantage of the efficiencies offered by the Internet. Earful currently plans to equip each existing store and each new location added with technology that will allow stores to download, via the Internet, any content that has been digitally encoded and is available in the market, in any format desired by the customer: cassette tape, compact disc or an appropriately-equipped personal player (such as an MP-3 player). The customer will be able to reserve his or her selection by telephone or from the Internet, and pick it up at the store closest to their location, receive it by mail, or, if they are already in a store, their request will be able to be downloaded on the spot. This concept will allow Earful to have a "virtual inventory," thereby reducing its inventory carrying cost and increasing its profit margin while improving its ability to meet customers needs and expanding its customer base. Franchise stores will also benefit from this strategy in lower inventory carrying costs, translating into higher returns on their investment and an opportunity to expand their customer base.

     Earful is actively working to increase its online presence to broaden its exposure to new customers. In May 2000, Earful acquired a 90% interest in Audiobookcafe.com, Inc. (http://www.audiobookcafe.com), the leading on-line
                           ----------------------------
magazine in the audiobook industry in exchange for shares of Earful common stock and the assumption of certain liabilities. After twelve months in operation, it is receiving over 25,000 web-page views or "hits" per month. This website allows online visitors to receive new release book reviews, rent and purchase audiobooks at discounted rates, chat with other audiobook enthusiasts, hear and read author interviews, and stream audiobooks directly to their personal computer. Eventually, audiobook enthusiasts will be able to visit local stores to participate in theme-based "audiobookcafe nights," where selected authors and book reviewers will be able to join participants in multiple locations, via the Internet, to chat personally with authors, hear book reviews and otherwise share their audiobook experience.

     Blockbuster  Alliance.  Earful  has  entered  into  an  Alliance  Partner
     ---------------------
Agreement with Blockbuster, Inc., joining other companies such as Starbucks, Papa John's Pizza, Quizno's and Subway as Alliance Partners of Blockbuster. Pursuant to Earful's Agreement with Blockbuster as an Alliance Partner, Earful expects to receive the following benefits:

- A right to sublease part of Blockbuster Stores approved by Blockbuster for downsizing. Earful plans to develop and build-out up to 150 stores in Blockbuster sites over the next three years.

- To reduce store build-out costs, Blockbuster will share utilities on a pro-rata basis and where appropriate share restroom facilities.

- Earful will have the opportunity to partner with Blockbuster on a fee basis for advertising/marketing services for the Blockbuster/Earful co-located stores.

- Blockbuster will allow Earful to advertise in Blockbuster mailings and provide taglines in other types of advertising.

- Blockbuster will investigate ways that the companies can jointly leverage their franchise opportunities.

- Blockbuster will test an audiobooks "button" on Blockbuster's web home page (http://www.blockbuster.com), where Blockbuster will receive a 5%
      --------------------------
     commission  on  any  revenue  generated  through  this  arrangement.

     Additional Information.  Earful is not required to send an annual report to
     ----------------------
its shareholders and does not foresee doing so voluntarily. Earful is not required to file any reports with the SEC.

     The public may read and copy any materials that the Registrant files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and other information statements, and other information at http://www.sec.gov. You may also access
                                        ------------------
information concerning Earful at http://www.earful.com/ and about the Registrant
                                 ----------------------
at  http://www.aanpi.com.
    --------------------

     RISK  FACTORS. The risks described below should be considered together with
     -------------
all of the other information included in this Report. Because the Registrant is the reporting entity but the business of Earful is now the primary business of the Registrant, the following risks sometimes refer to Earful and sometimes refer to the Registrant. Investors should consider these risks together in evaluating a potential investment in the Registrant. These risks could affect the Registrant's business, financial condition or results of operations. In such an event, the trading price of the Registrant's common stock could decline, and an investor may lose all or part of its investment.

Risks  Related  to  the  Earful  Business.
-----------------------------------------

LIMITED  OPERATING  HISTORY.

     Earful has a limited operating history from which to evaluate its business and operations. Earful was founded in 1992. Although Earful has experienced growth in both the rental and direct-sale markets of audiobooks during its eight-year history, there can be no assurance that it will continue to grow or that it will achieve positive cash flow and profitability on an ongoing basis. As a company in a new and evolving market, it faces numerous risks and uncertainties.

ABSENCE  OF  PROFITABILITY.

     Due in part to Earful's aggressive growth plan, since Earful's inception, based on unaudited financial information it has not been profitable. Earful has historically experienced losses on a consolidated basis, including losses of $251,081 during the year ended December 31, 1997, $492,930 during the year ended December 31, 1998, $785,833 during the year ended December 31, 1999 and $1,407,042 during the year ended December 31, 2000. Earful is a guarantor of approximately $150,000 of debt of a partnership in which Earful is the general partner and a limited partner loan, which debt was used to finance its store in Austin, and an additional loan in the amount of approximately $52,000, which was used to finance its store in Houston, Texas. At March 31, 2001, Earful had accumulated a deficit of $4,335,670 and outstanding indebtedness to its shareholders of approximately $1,261,000 including accrued interest expense. As of March 31, 2001, Earful had approximately $1,685,589 of indebtedness outstanding, which is substantial in relation to Earful's total capitalization. Earful's indebtedness requires it to make timely interest and principal payments. If Earful does not generate sufficient cash flow from operations or obtain other sources of funds to finance these payments, it may default on its obligations under its indebtedness. Moreover, because borrowings under the credit agreement are at variable interest rates, Earful is subject to the risk of paying higher rates on advances under the credit agreement. Any default under outstanding indebtedness could have a material adverse effect on our business, including foreclosure by the lenders on Earful assets. Earful is currently in default of certain loan covenants in its agreements with shareholder lenders. These shareholder lenders have each approved the Merger.

ABILITY  TO  MANAGE  GROWTH

     The Earful business would likely be harmed if it is unable to successfully integrate its recently acquired Internet operations. Earful's internal growth and acquisitions have placed, and are expected to continue to place, a significant strain on our management, administrative, operational, financial and other resources. Earful cannot assure potential investors that it will be able to successfully integrate the acquired operations into its business or that it will be able to retain key personnel acquired in these transactions. Earful will be materially adversely affected if it is unable to successfully integrate acquired businesses and personnel into its operations.

DEPENDENCE  ON  GROWTH  OF  AUDIOBOOK  MARKET.

     Because the market for audiobooks is still evolving and is a niche market, it is not certain that the market will continue to grow. It is possible that the market for audiobooks may not continue to grow at the current rate or growth trends may reverse. The sale of audiobooks through mail order clubs is an emerging retail concept. As is typically the case for products in an evolving industry, the ultimate level of demand and market acceptance for audiobooks is subject to a high degree of uncertainty. A decline in the popularity of audiobooks would adversely affect Earful's business and prospects. Failure to respond to factors affecting Earful's business could result in lost sales opportunities or excess inventory from Earful's inability to sell selected titles. Earful's success is largely dependent upon its ability to anticipate and respond to these and other factors affecting the industry, such as economic factors affecting discretionary consumer spending, changes in consumer demographics and the availability of other forms of entertainment.

RESPONSIVENESS  TO  MARKET  TRENDS.

     The audiobook market is characterized by continuous introductions of new titles and is subject to changing consumer preferences, which may adversely affect Earful's ability to plan for catalog offerings, anticipate order lead-time and accurately assess inventory requirements. While Earful evaluates many factors to anticipate the popularity and life cycle of selected titles, the ultimate level of demand for specific audiobook titles is subject to a high level of uncertainty. Moreover, sales of a specific audiobook title typically decline rapidly after the first few months following release. Any unanticipated decline in popularity of selected titles could result in excess inventory or require Earful to sell this inventory at a reduced price. Interruption in the supply of audiobooks could result in increased product costs or loss of sales opportunities.

FAILURE  TO  OBTAIN  RIGHTS.

     Failure to obtain the rights to audiobook libraries or selected audiobook titles, on commercially reasonable terms, or at all, could negatively affect Earful's business. Earful's success is in part dependent upon its ability to establish license arrangements and license and supply arrangements with respect to audiobook publishers' libraries and to enter into additional arrangements for the supply of new audiobook titles.

POSSIBILITY  OF  INCREASED  POSTAL  COSTS.

     Increases in costs of postage and shipping could reduce Earful's net income or increase Earful's net loss if it were unable to pass on the costs to its customers. Any unanticipated increase in postal rates could have an adverse effect on Earful's operating results to the extent that it is unable to offset these increases by raising its prices or by implementing more efficient mailing, delivery and order fulfillment methods. Postage and shipping are significant expenses in the operation of Earful's business.

DEPENDENCE  ON  PROPRIETARY  INFORMATION.

     Third parties could copy or obtain access to, and use, Earful's member and customer databases and other proprietary know-how, ideas and concepts. In addition, confidentiality agreements with executive officers, employees, list managers and appropriate consultants and service suppliers may not adequately protect Earful's trade secrets. In the event competitors independently develop or otherwise obtain access to Earful's know-how, concepts, trade secrets or databases, Earful might be adversely affected.

     Unanticipated events, including delays in securing an adequate supply of popular audiobook titles at the time of peak sales, delays in direct mailing or significant decreases in sales, particularly during peak sales periods, could result in losses during a period which would not be easily reversed before the following year.

DEPENDENCE  ON  KEY  PERSONNEL.

     Earful  is  dependent  upon  the  services  of  its  key  personnel  and in particular Paul A. Rush, Earful's founder; Jeff Lindholm, President; Myron Sappington, CPA, Chief Financial Officer; and Jay A. Ferguson, Vice President of Store Operations. Earful currently maintains two key man life insurance policies covering Mr. Rush in the collective amount of one and a half million dollars ($1,500,000). Earful is currently compensating its executives or consultants at below market rates. However, as part of this transaction, certain key managers will be receiving a raise to bring their salaries more in line with the existing market conditions. The loss of the services of any personnel could have a material adverse effect on Earful. In addition, the availability of skilled personnel is extremely important to Earful's growth strategy and the failure of Earful to attract and retain such personnel could have a material adverse effect
on  Earful.     See  "Directors  and  Executive  Officers."
                -------------------------------------------

COMPETITION  FOR  CUSTOMERS.

     Earful expects competition in the audiobook market, including Internet and traditional "bricks and mortar" store operations, to intensify as more competitors seek to expand their position in the marketplace. Earful expects companies with much greater resources than it to compete for the same business. Competitors could include traditional booksellers, including Borders Group, Inc., Barnes & Noble, Internet companies such as Amazon.com and traditional retailers such as Wal-Mart. Most of these competitors and potential competitors have substantially greater financial, technical and marketing resources than Earful. Earful is also in direct competition with other audiobook retailers, including Talking Book World, a chain of audiobook stores based in Detroit, Michigan. There can be no guarantee that Earful will be able to compete effectively or successfully implement its business plan. Earful's business strategy depends in part on its ability to grow its brand name and continue its expansion through the development of corporate stores and additional franchises, as well as its ability to develop its Internet presence as the premier destination for audiobooks on the Internet. There can be no assurance that Earful will be able to grow its business and achieve continuing revenue growth and/or reductions in costs.

DEPENDENCY  ON  FRANCHISE  CONCEPT.

     Because of its limited available capital, Earful is dependent on attracting qualified franchisees to meet its retail store expansion plan. In the event Earful cannot attract qualified franchisees, Earful will not meet its store-opening schedule which could have a material adverse effect on Earful's business. Because revenues from franchisees' sales are a component of Earful's revenue base, Earful's performance also depends upon the ability of its franchisees to promote and capitalize upon the Earful concept.

GOVERNMENT  REGULATION.

     Earful is subject to federal regulation and certain state laws that govern the offer and sale of franchises. Many state franchise laws impose substantive requirements on the franchise agreement, including limitations on non-competition provisions and termination or non-renewal of a franchise. Some states require that certain materials be registered before franchises can be offered or sold in that state. The failure by Earful to comply with these laws could subject Earful to liability to franchisees and to fines or other penalties imposed by governmental authorities. Earful believes that the franchising industry is experiencing an increasing trend of franchisees filing complaints with state and federal governmental authorities and instituting lawsuits against franchisors claiming that they have engaged in unlawful or unfair trade practices or violated express or implied agreements with franchisees. Earful believes that it is in material compliance with these laws and regulations and its agreements with franchisees, and that its relations with its franchisees are generally good.

CONTINUED  AVAILABILITY  OF  RETAIL  REAL  ESTATE  SITES.

     There is no assurance that either Earful or its franchisees will be able to continue to negotiate acceptable retail real estate leases in which to locate its future stores or that rental rates will continue to be at such levels that profitability will continue to be possible. There is no long-term commitment from Blockbuster that it will continue to offer Earful or its franchisees opportunities or any incentives to locate within its retail locations.

DIRECT LIABILITY OF EARFUL FOR REAL ESTATE LEASES ON SITES OCCUPIED BY FRANCHISEES.

     Earful is the sub-tenant on real estate leases occupied by the franchisee-owned stores co-located with Blockbuster. There is no assurance that any of these stores will be adequately profitable to meet the lease obligations or that Earful will have adequate capital to pay the lease requirements in the event franchisees fail to meet their obligations under the leases.

TECHNOLOGICAL  OBSOLESCENCE  RISK.

     There is no assurance that Earful will have adequate capital to develop or acquire any new technology necessary to retain its position in the market. There currently exist other market participants more favorably capitalized and better positioned than Earful to develop new technology or acquire newly available technology. Others may develop products or technologies that render our products noncompetitive or obsolete. If Earful is not able to respond to technological change, it may lose customers, which could cause Earful's revenues to decrease.

Risks  Related  to  the  Registrant's  Zeolite  Business. Based on due diligence
--------------------------------------------------------
conducted in connection with the Merger and intended disposition of certain business units currently contemplated, management wishes to disclose additional risks related to Registrant's business. Below are additional risk factors which investors should consider prior to making an investment in the common stock of the Registrant.

SALES  OF  ASSETS.

     The Registrant currently anticipates liquidating the assets related to the zeolite business. The Registrant has entered into a Marketing Agreement with Barso Global Management Ltd. ("Barso") in which it has engaged Barso to explore opportunities to sell certain of its properties. The zeolite deposits of the Registrant contain very low traces of known carcinogenic fibrous particles. The presence of these traces could affect the market value of the zeolite assets and thus the potential realizable value of these assets. This could affect the Registrant's cash flow and need for financing. However, based on toxicology and other independent expert reports, the Registrant believes that trace amounts of hazardous zeolites are common to many zeolite deposits and that the majority of its deposits do not contain amounts in excess of those commonly found.

POTENTIAL  ENVIRONMENTAL  LIABILITIES.

     The Registrant has been engaged in the mining of zeolite. The zeolite mine contains hazardous materials discussed above. It is possible that the Registrant could be held liable for damages related to the development of adverse health conditions in employees or persons who purchased or were otherwise exposed to the Registrant's products. Management believes that because of the trace amounts of hazardous substances present and the limited operations and sales conducted to date, the liklihood of this potential liability is low. However, if any person were to be successful in obtaining a judgment against the Registrant for adverse health conditions, it could have a material adverse impact on the Registrant. Management has obtained insurance coverage for this potential liability, however, there can be no assurance that such insurance coverage will be adequate to insulate the Registrant from all material liability.

     MANAGEMENT'S  DISCUSSION  AND  ANALYSIS.  A  discussion  of  the  financial
     ---------------------------------------
condition and results of operations of Earful will accompany the required audited financial statements and pro forma financial statements to be filed as an amendment to this Form 8-K as soon as practicable, but not later than sixty
(60)  days  from  the  date  of  this  filing.

     DESCRIPTION  OF  PROPERTY.  Earful  occupies  approximately  4,270 combined
     -------------------------
square feet of leased office space in Austin, Texas for its headquarters and 22,852 combined square feet of leased retail space in Austin, Dallas, Houston and San Antonio where the Earful-owned retail stores are operated. The monthly rent on the combined space is approximately $59,571.65. Substantially all of this space is leased until 2004. We believe that current facilities will be adequate to meet our near term requirements.

     DIRECTORS  AND  EXECUTIVE  OFFICERS. Pursuant to the Plan, the officers and
     -----------------------------------
directors of the Registrant, other than Robert Bitterli, resigned their respective positions. Pursuant to the Bylaws of the Registrant, Bitterli, as the sole remaining director, has appointed the following persons to serve as the officers and directors of the Registrant. Set forth below is the name, age, position and brief account of the business experience of the officers and directors of the Registrant:

NAME                  AGE                           POSITION
--------------------  ---  -----------------------------------------------------------

Paul A. Rush           41  Chairman of the Board, Chief Executive Officer and Director
Jeffrey L. Lindholm    42  President
Myron E. Sappington    57  Chief Financial Officer
Jay A. Ferguson        38  Vice President of Store Operations
Kenneth W. Anderson    69  Director
Russell Grigsby        43  Director
Jim L. Peterson        65  Director
Goodhue W. Smith III   51  Director
Robert Bitterli        44  Director
Roy D. Terracina       54  Director
Garrett Boone          58  Advisory Director

PAUL  A.  RUSH  -  CHAIRMAN  OF  THE BOARD, CHIEF EXECUTIVE OFFICER AND DIRECTOR

Paul Rush was the founder and, and since Earful's 1992 inception, has been a Director, President and Chief Executive Officer of Earful. Mr. Rush established the first Earful retail store in November 1992. From that time to the present, as President, Chief Executive Officer and Chairman of the Board of Directors of Audiobooks of Texas, Inc., he has directed the development and operation of Earful stores, as well as the establishment of Earful of Books Franchising Company, Inc. In May 1996, Paul Rush has served as Treasurer of the Audio Publishers Association (APA), and was re-elected in 1997 and also served that year as Vice President. In June 1999, he became the first non-publisher to be elected President of the Audio Publishers Association. Mr. Rush was re-elected President of the APA in May 2000 and completed his tenure as of June 30, 2001.

JEFFREY  L.  LINDHOLM  -  PRESIDENT

Mr. Lindholm joined Earful in June 2001. He has a BA from University of Notre Dame and an MBA from University of Southern California in International Business. Prior to joining Earful, Mr. Lindholm was President of Vine-Art where he created a global art publishing business. Prior to that, Mr. Lindholm served as Regional Vice President for Aramark Corp., and General Manager of the Express Taco Division for Taco Bell.

MYRON  E.  SAPPINGTON-CHIEF  FINANCIAL  OFFICER

Mr. Sappington is a CPA who joined Earful in December 1999. He has a BBA and an MBA from the University of North Texas. He began his career on the audit staffs of Price Waterhouse and Peat, Marwick & Mitchell. Mr. Sappington was previously Executive Vice-President of FSA Mortgage Corporation, and from 1987 to 1993, served as President of Quantus Corporation, a real estate service-consulting firm. Prior to joining Earful, Mr. Sappington was a consultant to community banks in the area of asset-based lending.

JAY  A.  FERGUSON-VICE  PRESIDENT  OF  STORE  OPERATIONS.

Jay A. Ferguson joined the staff of Earful on October 5, 2000 as the Director of Store Operations. Mr. Ferguson was previously employed with Schlotzsky's Inc.
From 1996-99, he was a Franchise Business Consultant responsible for 330 franchise restaurants operating in the field. From 1999-2000, Mr. Ferguson was a Regional Franchise Services Manager responsible for all of the Schlotzsky's franchise stores in Northern Texas and Northern Louisiana, Arkansas, and Oklahoma. Prior to joining Schlotzsky's Inc., Mr. Ferguson was in charge of the SBA Lending Department at First State Bank in Austin, Texas, following eight years in various positions with the U. S. Small Business Administration. Mr. Ferguson received a degree in Liberal Arts from St. Edwards University in Austin, Texas in 1990.

KENNETH  W.  ANDERSON  -  DIRECTOR

Ken Anderson joined Earful's Board in March 1999. Since 1992, he has been an investor and business consultant and serves on several boards including Fossil, Inc. Fossil is a reporting company. Mr. Anderson is the Co-Founder and former Director and President of both Blockbuster Entertainment Corporation (1985-1987) and Amtech Corporation (1987-1991) in Dallas, Texas.

RUSSELL  GRIGSBY  -  DIRECTOR

Mr. Grigsby joined the Earful Board in 2001. Prior to that, Mr. Grigsby was Founder, President and CEO of Cornerstone Securities Corporation (now ProTrader) which is a stock trading company with brokerage operations in 19 cities. Before that he worked as CFO of GPS Technology. Mr. Grigsby has a BA from Baylor University and an MBA from Southern Methodist University.

JIM  L.  PETERSON  -  DIRECTOR

Jim Peterson also joined Earful's Board in March 1999. For 23 years, Mr. Peterson was the CEO of Whataburger, Inc. Since 1994, Mr. Peterson has been Chairman of the Board and Chief Executive Officer of Bojangles Restaurants, Inc. which is headquartered in Charlotte, North Carolina, and which operates and franchises a chain of more than 250 fast food restaurants.

GOODHUE  W.  SMITH  III  -  DIRECTOR

Goodhue Smith has served as a Director on Earful's Board since May 1994. In 1978, Mr. Smith founded Duncan-Smith Co., an investment-banking firm with an emphasis on regional transactions. He is currently Secretary and Treasurer of Duncan-Smith Co. Mr. Smith is also a Board member of Consolidated Healthcare, Inc. of Waco, Texas and is Chairman of the Board of Citizens National Bank, Cameron, Texas. Mr. Smith has also been a Board member of Audiobooks of Texas Inc. since 1994.

ROBERT  BITTERLI  -  DIRECTOR

Robert Bitterli served as a director of the Company from June 1995 until June 1996 and became a director of the Company again in May 1999. He also became Chief Executive Officer and President of the Company in May 1999 until the date of the Merger. Mr. Bitterli founded and served as President of Windfall Corporation, a management consulting firm, specializing in corporations seeking and working with government contracts. He holds a B.S. degree in Psychology from Campbell University in Bueise Creek, North Carolina and an M.A. in Business Administration and Personnel Management, both from Webster University in St. Louis, Missouri.

ROY  D.  TERRACINA  -  DIRECTOR

Roy Terracina, since January 1994, has been Chief Executive Officer of Sunshine Ventures, Inc., an investment firm in San Antonio, Texas. Mr. Terracina is also a Board member of US Global Investors, Inc., Norwood Promotional Products, Inc. and Chase Bank - San Antonio. From 1984 to December 1993 when he sold the company, Mr. Terracina was the President and principal shareholder of Sterling Foods, Inc. of San Antonio, a major supplier of baked and packaged goods. Mr. Terracina has been an Earful Board member since 1994.

GARRETT  BOONE  -  ADVISORY  DIRECTOR

Garrett Boone served as a Director on Earful's Board from 1994 to June, 2001. As of July 6, 2001, he became an Advisory Director to the Company. He is co-Founder, Director and Chief Executive Officer of The Container Store, Inc., headquartered in Dallas, Texas. He established the first Container Store specializing in storage and organization items in 1978. The Container Store chain of retail stores has grown to 37 and continues to expand.

     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT.  The
     ---------------------------------------------------------------------
following table contains information regarding the shareholdings of the Registrant's current directors and executive officers and those persons or entities who beneficially own or control more than 5% of the Registrant's common stock based on 17,804,579 shares issued and outstanding after the Merger.

                                                          SHARES BENEFICIALLY OWNED
                                                          -------------------------
NAME OF BENEFICIAL OWNER                                    NUMBER       PERCENT
------------------------                                  -------------------------
Directors and Named Executive Officers (1):
Paul A. Rush, Chairman of the Board, Chief Executive        1,500,131          8.4%
 Officer and Director (2)
Jeffrey L. Lindholm, President                                      0            0
Myron E. Sappington, Chief Financial Officer (3)                    0            0
Jay A. Ferguson, Vice-President of Operations                       0            0
Kenneth L. Anderson, Director                                 734,250          4.1%
Russell Grigsby, Director                                     717,156          4.0%
Jim L. Peterson, Director                                     975,574          5.5%
Goodhue W. Smith, III, Director                               766,425          4.3%
Roy D. Terracina, Director                                  1,153,840          6.5%
Robert Bitterli, Director and former CEO                      605,000          3.4%
Executive Officers and Directors as a Group (10 persons)    6,452,376        36.2 %

Holders of 5% or More Not Named Above
-------------------------------------
Dr. Jack Burrow                                             1,050,000          5.9%
5927 Laurium Road
Charlotte, NC  28226

Donald J. Douglass                                          1,014,855          5.7%
145 Oenoke Lane
New Canaan, CT  06840

Jim Dicke, II                                                 882,508          5.0%
Crown Equipment Co.
Attn:  Brad Smith
40-44 South Washington
New Bremen, OH  05849

(1) The business address of each director and executive officer is care of American Absorbents Natural Products, Inc., 907 West 5th Street, Suite 203, Austin, Texas 78703.


(2) The number of shares owned by Mr. Rush does not include warrants to purchase 37,747 shares of the Registrant's common stock at an exercise price of $ 0.09 per share, all of which will vest on December 31, 2001, if Mr. Rush is still in the employ of the Registrant.

(3) The number of shares owned by Mr. Sappington does not include warrants to purchase 110,000 shares of the Registrant's common stock at an exercise price of $0.73 per share all of which will vest on December 31, 2001, if Mr. Sappington is still in the employ of the Registrant.


EXECUTIVE  COMPENSATION.
-----------------------

SUMMARY OF CASH AND OTHER COMPENSATION - AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.

     The following table shows all compensation received during the years fiscal ended January 31, 1999, 2000 and 2001 by the Registrant's Chief Executive Officer and the Registrant's four other highest-paid executive officers, each of whom has resigned their respective offices as of the date of the Merger.

                                      ANNUAL COMPENSATION   LONG TERM COMPENSATION-
                                                            RESTRICTED STOCK AWARDS
                                      -------------------  -------------------------
NAME AND                                SALARY    BONUS    RESTRICTED STOCK AWARD(S)
PRINCIPAL                       YEAR     ($)       ($)            ($)
POSITION
------------------------------  ----  --------  ---------  -------------------------
ROBERT BITTERLI,  CEO (1)       2001    65,023        -0-                     58,750
                                2000     9,500        -0-                        -0-
                                1999       N/A        N/A                        N/A

DAVID SCOTT, PRESIDENT/CFO (2)
                                2001    41,808     12,500                     26,250
                                2000    16,500        -0-                        -0-
                                1999       N/A        N/A                        N/A

JAMES HAAKE,  COO (3)           2001    45,462     12,500                     28,750
                                2000    21,500        -0-                        -0-
                                1999       N/A        N/A                        N/A

JAMES TONEY, VP/PLANT OPS (4)   2001    10,189        -0-                        -0-
                                2000    65,921        -0-                        -0-
                                1999    57,500        -0-                        -0-

JEFF DOCKMAN,  VP/SALES (5)     2001       N/A        N/A                        N/A
                                2000    15,899        -0-                        -0-
                                1999       N/A        N/A                        N/A

(1)     Mr.  Bitterli's  employment  with  the  Registrant  commenced  in  May,  1999.

(2)     Mr.  Scott's  employment  with  the  Registrant  commenced  in  September,  1999.


(3)     Mr.  Haake's  employment  with  the Registrant commenced in May, 1999 and terminated in February, 2001.

(4)     Mr.  Toney's  employment  with  the  Registrant  terminated  in  March,  2001.

(5)     Mr.  Dockman's  employment with the Registrant commenced in May, 1999 and terminated in November, 1999.

SUMMARY  OF  CASH  AND  OTHER  COMPENSATION  --  EARFUL

The following table shows all compensation received during the fiscal years ended December 31, 1998, 1999 and 2000 by Earful's Chief Executive Officer and the four other highest-paid executive officers.

                                                      ANNUAL COMPENSATION
                                                      -------------------
NAME AND PRINCIPAL                              YEAR    SALARY     BONUS
POSITION                                                 ($)        ($)
----------------------------------------------  ----   --------   -------

PAUL RUSH, CEO                                  2000   $ 50,000   $  1000
                                                1999   $ 50,001   $   750
                                                1998   $ 47,600       -0-

MYRON SAPPINGTON, CFO(1)                        2000   $ 62,292   $ 1,000
                                                1999        -0-       -0-
                                                1998      N/A        N/A

JIM GRANT, VP/FRANCHISE OPERATIONS              2000   $ 80,000   $   750
                                                1999   $ 80,000   $   750
                                                1998   $ 46,667       -0-

JAY FERGUSON, DIRECTOR OF STORE OPERATIONS (2)  2000   $ 15,667   $ 1,000
                                                1999      N/A        N/A
                                                1998      N/A        N/A

ANTHONY ZAVALETA, DIRECTOR OF MARKETING (3)     2000   $ 41,625   $  1000
                                                1999   $ 30,438   $   750
                                                1998   $ 26,667   $   600

(1)     Mr.  Sappington's  employment  with  Earful commenced in December, 1999.

(2)     Mr.  Ferguson's  employment  with  Earful  commenced  in  October, 2000.

(3)     Mr.  Zavaleta's  employment  with  Earful  terminated  in  May,  2001.

     The following individuals will continue as officers with the Registrant at the following base annual salaries:

     Paul  Rush                 $125,000
     Jeffrey  Lindholm          $150,000
     Myron  Sappington          $100,000
     Jay  Ferguson              $90,000

     As part of his employment arrangement with the Registrant, Mr. Rush will receive, as a part of his bonus compensation, warrants to purchase 165,000 shares of stock at the end of each fiscal year at an exercise price per share to be determined by the Board of Directors, provided that Mr. Rush is still in the employ of the Registrant.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS.
--------------------------------------------------
     In February 2000, Earful entered into a limited partnership agreement with Kenneth W. Anderson, Garrett Boone, Jim L. Peterson, Goodhue W. Smith III, and Roy D. Terracina, each a member of its Board of Directors at the time. Earful serves as the General Partner and owns 34% of the limited partnership. The purpose of the limited partnership is to own an Earful of Books retail store in Austin, Texas. The limited partnership agreement provides, among other things, that Earful will manage the retail store owned by the limited partnership for a fee, will guarantee the repayment of a $150,000 five-year, fully amortizing bank loan owed by the limited partnership, and will guarantee the lease for the retail space occupied by the store. The management fee to be paid to Earful is contingent upon the timely payment of rent and debt service by the limited partnership.

     Directors Anderson, Grigsby, Smith and Terracina have been given certain stock warrants for consideration of their guarantees of bank loans.

     Earful uses McQueary Henry Bowles Troy as their insurance agent for business insurance. That same company also represents some of the franchisees. A principal of the Dallas-based company is Peter Rush, Paul Rush's father.

     From time to time, Mr. Rush and/or a relative of Mr. Rush's or a trust of which Mr. Rush is a Trustee has loaned the Company money on a short-term basis.

     MARKET  PRICE  OF AND DIVIDENDS ON THE COMMON EQUITY.  Prior to the Merger,
     ----------------------------------------------------
there was no public trading market for the common equity of Earful. Immediately prior to the Merger, there were 26,863 options or warrants to purchase common equity of Earful, which were converted in to 147,747 warrants to purchase common equity of the Registrant in accordance with the Plan. The 13,531,480 shares of the Registrant received by the former shareholders of Earful are "restricted securities" which are eligible for resale in accordance with Rule 144 under the Securities Act. The Registrant believes that, pursuant to Rule 144, most of these shares will become eligible for resale on July 6, 2002. There are no amounts of common equity of the Registrant that are being offered, or are proposed to be offered, to public which would have a material effect on the price of the common equity.

     As of July 6, 2001 and as a result of the consummation of the Plan, there were 17,804,579 shares of common stock outstanding and held of record by approximately 969 stockholders.

     LEGAL  PROCEEDINGS.  On  January  25,  2001,  suit  was  filed in the 261st
     ------------------
District Court of Travis County styled Electrocast, Inc., vs. Audiobooks of Texas, Inc. The suit is for breach of contract concerning an agreement by Earful to have Electrocast process certain books on tape to digital format. Amount claimed as damages by Electrocast is approximately $3.725 million. Earful has filed a general denial. Counsel to Earful believes that Earful has a valid defense of repudiation of the contract upon which the suit is brought by Electrocast and that damages, if any, are greatly overstated in that amount being sought is for gross amount of the contract not lost profits. Minimal discovery has occurred and no date of trial is set.

     SALES  OF  UNREGISTERED  SECURITIES.  In  connection  with  the Merger, the
     -----------------------------------
Registrant has issued 13,531,480 shares of its common stock and 147,747 warrants to purchase shares of its common stock to the Earful stockholders in exchange for all of the issued and outstanding common stock (except for any treasury stock, shares owned by the Registrant, if any, and shares held be persons exercising statutory dissenter's rights pursuant to Texas law) and warrants of Earful. The Registrant intends to rely on an exemption from registration, including as a private placement pursuant to the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

     Item  5.  Other  Events.
     ------------------------

          As a result of the consummation of the Plan, the Registrant expects to solicit shareholder approval to change the name of the Registrant to Earful of Books, IncIn addition, the Registrant and Earful have entered into a Marketing Agreement with Barso Global Management Ltd. ("Barso"), in which the Registrant and Earful have engaged Barso to explore opportunities for the Registrant to sell certain of its properties, related to the Registrant's zeolite business.

     Item  7.  Financial  Statements  and  Exhibits.
     -----------------------------------------------

     a.)  Financial  Statements of the Business Acquired and Pro Forma Financial
          ----------------------------------------------------------------------
Information.  The  required  unaudited  financial  statements  of  Audiobooks of
-----------
Texas, Inc. d/b/a Earful of Books for the quarter ending March 31, 2001 and March 31, 2000 are being provided herewith, commencing on page F-1, which follows the signature page. The required audited financial statements and pro forma financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but not later than sixty (60) days from the date of this filing.

     b.) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

     Exhibit  No.          Description
     ------------          -----------
          2.1              Agreement  and  Plan  of  Merger,  dated
                           June  29,  2001  by  and  between  the
                           Registrant,  Merger  Sub  and  Earful.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     July  9,  2001      AMERICAN  ABSORBENTS  NATURAL  PRODUCTS,  INC.


                         By:  /s/  Paul  Rush
                            -----------------------------------------
                         Name:     Paul Rush, Chief Executive Officer

                                 EARFUL  OF  BOOKS
                                  BALANCE  SHEET
                                 MARCH 31, 2001
                                     UNAUDITED


ASSETS                                            MARCH 31, 2001
                                                 ----------------
Current Assets
Cash                                             $             -
Accounts Receivable                                     1,646.93
                                                 ----------------
Total Current Assets                             $      1,646.93
                                                 ----------------

Fixed Assets
Leasehold Improvements                           $    300,853.70
Fixtures and Equipment                                284,492.86
Inventory                                             663,627.98
                                                 ----------------
Total Fixed Assets                               $  1,248,974.54
Accumulated Depreciation                             (773,705.59)
                                                 ----------------
Net Fixed Assets                                 $    475,268.95
                                                 ----------------

Intangible Assets
Goodwill, Organization Costs and Customer Lists  $    283,200.00
Accumulated Amortization                             (269,534.13)
                                                 ----------------
Net Intangible Assets                            $     13,665.87
                                                 ----------------

Other Assets
OTHER ASSETS                                     $     75,719.32
                                                 ----------------
Total Other Assets                               $     75,719.32
                                                 ----------------

TOTAL ASSETS                                     $    566,301.07
                                                 ================

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES

Current Liabilities
Bank Overdraft                                   $     51,012.77
Accounts Payable                                      212,056.96
Due to Franchisees                                     72,531.50
Accrued Expenses                                      378,376.55
                                                 ----------------
Total Current Liabilities                        $    713,977.78
                                                 ----------------

Deferred Income
Deferred Franchise Revenue                       $    319,000.00
                                                 ----------------
Total Deferred Income

Long-term Debt
Notes Payable - Banks                            $    424,168.05
Notes Payable - Other                               1,261.420.55
                                                 ----------------
Total Long-term Debt                             $  1,685,588.60
                                                 ----------------

TOTAL LIABILITIES                                $  2,718,566.38
                                                 ----------------

SHAREHOLDERS' EQUITY

Common Stock                                     $  2,217,730.03
Retained Earnings                                  (4,335,669.61)
Minority Interest                                     (34,325.73)
                                                 ----------------
Total Shareholders' Equity                       $ (2,152,265.31)
                                                 ----------------

TOTAL SHAREHOLDERS' EQUITY                       $ (2,718,566.38)
                                                 ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $    566,301.07
                                                 ================

                               EARFUL  OF  BOOKS
                     STATEMENT  OF  PROFIT  AND  (LOSS)
         FOR  THE  THREE  MONTHS  ENDING  MARCH  31,  2000  AND  2001
                                   UNAUDITED

                                               March 31, 2000    March 31, 2001
                                              ----------------  ----------------
Revenue
Rental                                        $    156,738.83   $    172,312.15
Sales                                               35,372.65         33,202.42
Franchise Revenue                                   47,326.81         27,871.80
Other                                               21,211.83         21,302.58
                                              ----------------  ----------------
Total Revenue                                 $    260,650.12   $    254,688.95

COST OF GOODS SOLD                                  16,996.19         16,933.23
                                              ----------------  ----------------

Gross Profit                                  $    243,653.93   $    237,755.72
                                              ----------------  ----------------

Operating Expenses
Employment Expenses                           $    194,376.06   $    360,156.69
Rent and Utilities                                  97,882.35        208,661.47
Travel                                              16,383.27         24,673.31
General and Administrative                          78,420.02        187,311.17
                                              ----------------  ----------------
Total Operating Expenses                      $    387,061.70   $    780,802.64

DEPRECIATION AND AMORTIZATION                       20,794.73         60,371.05
                                              ----------------  ----------------

Total Expenses                                $    407,856.43   $    841,173.69
                                              ----------------  ----------------

Net Income (Loss) Before Federal Income Tax   $   (164,202.50)  $   (603,417.97)

Federal Income Tax                                          -                 -
                                              ----------------  ----------------

Net Income (Loss) Before Minority Interest    $   (164,202.50)  $   (603,417.97)

Minority Interest in Loss                                   -         51,258.96
                                              ----------------  ----------------

NET INCOME (LOSS)                             $   (164,202.50)  $   (552,159.01)
                                              ================  ================

                              EARFUL  OF  BOOKS
                          STATEMENT  OF  CASH  FLOW
          FOR  THE  THREE  MONTHS  ENDING  MARCH  31,  2000  AND  2001
                                 UNAUDITED


                                                          March 31, 2000    March 31, 2001
                                                         ----------------  ----------------
CASH FLOW FROM OPERATING ACTIVITIES

Net Loss                                                 $   (164,202.50)  $   (552,159.01)
                                                         ----------------  ----------------
     Adjustments to reconcile net loss to net cash used
              For operating activities

          Non-cash Revenue and Expense Items:
                Depreciation and Amortization            $     20,794.73   $     60,371.05
                Deferred Franchise Revenue                     54,000.00                 -
                                                         ----------------  ----------------

          Total Non-cash Revenue and Expense Items       $     74,794.73   $     60,371.05
          (Increase) Decrease in Current Assets              (  1,290.00)        18,731.22
          (Increase) Decrease in Fixed Assets                  11,950.00      ( 136,105.06)
          (Increase) Decrease in Other Assets                   2,017.00     (   25,721.71)
          Increase (Decrease) in Current Liabilities           79,288.00      ( 177,250.61)
                                                         ----------------  ----------------

         NET CASH FROM OPERATING ACTIVITIES              $      2,557.23   $  ( 812,134.12)
                                                         ----------------  ----------------

CASH FLOW FROM FINANCING ACTIVITIES:

         Increase (Decrease) in Long-term Debt                             $    743,830.11
         Capital Contributions                                                  195,000.00
         Change in Minority Interest                                   -      (  47,552.93)
                                                         ----------------  ----------------

CASH FLOW FROM FINANCING ACTIVITIES                      $             -   $    891,277.18
                                                         ----------------  ----------------

NET INCREASE (DECREASE) IN CASH                          $      2,558.23   $     79,143.06

CASH AT THE BEGINNING OF THE PERIOD                            88,482.84       (130,155.83)
                                                         ----------------  ----------------

CASH AT THE END OF THE PERIOD                            $     91,041.07   $  (  51,012.77)
                                                         ================  ================

                                  EXHIBIT INDEX


Exhibit  Number     Description
---------------     -----------

     2.1 Agreement and Plan of Merger, dated June 29, 2001 by and between the Registrant, Merger Sub and Earful.